                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07853

                         Kalmar Pooled Investment Trust
               (Exact name of registrant as specified in charter)

                                Barley Mill House
                                3701 Kennett Pike
                              Wilmington, DE 19807
               (Address of principal executive offices) (Zip code)

                         Ford B. Draper, Jr., President
                                Barley Mill House
                                3701 Kennett Pike
                              Wilmington, DE 19807
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-463-6670

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2010, originally filed with the Securities and Exchange Commission on March 1, 2011 (Accession Number 0000950123-11-020426), to include the exhibit containing the senior officers' code of ethics required by Item 2(a) of Form N-CSR. The original filing inadvertently included the Registrant's 17j-1 code of ethics, rather than its senior officers' code of ethics. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

KALMAR
POOLED
INVESTMENT
TRUST

                                   (GRAPHIC)

                                       KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2010

   This report has been prepared for the general information of Kalmar Pooled
     Investment Trust shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus.
   Investors are reminded to read the prospectus carefully before investing or sending money.

             KALMAR
             POOLED
         INVESTMENT                                       REPORT FROM MANAGEMENT
              TRUST                                            DECEMBER 31, 2010
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

January 18, 2011

DEAR FELLOW SHAREHOLDERS AND FRIENDS:

Thinking back to late summer, US equity benchmarks for all capitalization sizes and investment styles finished August in negative territory on a year-to-date basis. By then, investors had lost their early 2010 optimism for a continuing US and global recovery and pessimism had taken hold because of Euro zone debt problems, a stalling US recovery with few hopeful signs for job growth or housing, and fears of huge budget deficits and even greater political activism. Out of this backdrop of gloomy headlines came Fed Chairman Bernanke's promise of QE2. The stock market then began an almost uninterrupted advance beginning with a strong move on September 1st that continued through year-end, reinforced by an improving economic outlook. This drove all benchmarks to solid full year returns. For the Full Year and Fourth Quarter, Small Cap stocks significantly outperformed Large Caps; Growth stocks outperformed Value for the Full Year and Fourth Quarter across all size categories, with Growth leadership most notable within Smaller stocks. After several months of better quality leadership, December saw lower quality stocks, as measured by low ROIC and ROE and negative EPS, again swing back to outperformance, as did the very smallest, highest Beta, single digit names and Value stocks generally.

Throughout the year, Kalmar focused our research on owning better companies that could grow their enterprise value substantially through market share gains, internal improvement initiatives, and new products with expanded addressable markets that, together, could position them for a potential "sweet spot" of revenue, margin, and earnings delivery and that would allow them to grow more independent of the economy and their competition. Our complementary objective was that their fundamental progress also be able to significantly surpass existing investor expectations. This focus, along with actual business delivery that proved even better than our differentiated research expectations, allowed the Kalmar "Growth-with-Value" Small Cap Fund (the "Fund") to outperform in December despite the stylistic headwinds listed above - as well as for the Fourth Quarter and for the Full Year. Particularly given the lower quality performance influences that prevailed until August and then returned in December, it was not an easy year to outperform. Altogether, a very good year with returns almost 2 1/2 times as strong as the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (%)                                                        SINCE
AS OF DECEMBER 31, 2010            4TH QUARTER   1-YEAR   3-YEAR   5-YEAR   10-YEAR   INCEPTION
--------------------------------  -----------    ------   ------   ------   -------   ---------
Kalmar "Growth-with-Value"
Small Cap Fund                        18.53      34.57*    2.35     5.11      6.20       8.40
Russell 2000(R) Growth Index          17.11      29.09     2.18     5.30      3.78       5.32
Russell 2000(R) Index                 16.25      26.86     2.22     4.47      6.33       7.53
S&P 500 Index                         10.49      14.79    -2.94     2.23      1.37       5.55
Nasdaq Composite                      12.00      16.91     0.01     3.76      0.71       5.72

NOTE: Returns shown longer than 1-year are annualized. The Fund's inception date is 4/11/97. *Due to recent market conditions, the Fund has experienced relatively high one year performance which may not be sustainable or repeatable in the future. The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

principal values will fluctuate, and upon redemption shares may be worth more or less than original cost. The Fund's current performance may be lower or higher than the performance data quoted. Contact the investment adviser at 800-463-6670 to obtain performance current to the most recent month-end. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's annual gross operating expense, as stated in the current prospectus, is 1.46%. This rate can fluctuate and may differ from that printed in the prospectus. The Fund imposes a 2.0% redemption fee on shares redeemed within 90 days of purchase. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

FOURTH QUARTER PERFORMANCE ATTRIBUTION (Please recall that Kalmar invests bottom-up, not top-down sectorally.)

For the Fourth Quarter, the Kalmar Fund holdings in Consumer Discretionary, Producer Durables, Materials & Processing, and Technology outperformed their sector counterparts, while our holdings in Energy and Financial Services lagged. The overall effect was positive and accounted for most of the quarter's relative gain versus our benchmark. Our sector allocations were neutral to helpful, with our underweight to Health Care and overweight to Energy being the biggest contributors - but the aggregate gain from sectoral weighting differences was almost fully offset by our normal cash position in a strongly up Quarter.

FOURTH QUARTER PORTFOLIO ACTIVITY

During the Fourth Quarter we purchased 5 new holdings and sold 5 completely. "Peel the onion" trims and "beef up" activity is regular and ongoing. Examples of recent new purchases include:

     - SFN GROUP, INC(1) (SFN) Market Cap $415 Million: The company, which provides temporary staffing and permanent placement services under several specialty brands, has positioned itself through broader product and service offerings to benefit from both on-going strength in temporary employment and growth in new job placements, which we believe may drive meaningfully higher operating margins.

     - POWER INTEGRATIONS, INC(2) (POWI) Market Cap $870 Million: Power Integrations designs, develops, and markets high voltage analog integrated circuits that control power within electronic systems. With a broadened product offering providing larger end market opportunities, new designs that provide greater power efficiency, and intellectual property protection, the company appears to have an improved runway for revenue and earnings growth.

     - MIDDLEBY CORP(3) (MIDD) Market Cap $1.2 Billion: The leading manufacturer of cooking equipment for the restaurant and food services industries. A strong management team that performed well during the Great Recession appears to have positioned the company to expand margins, make smart acquisitions, and improve organic growth as restaurants enjoy improving business conditions, while a strong pipeline of innovative products provides added revenue potential.

----------
(1)  SFN Group, Inc (1.0% of the Fund's net assets)

(2)  Power Integrations, Inc (0.5% of the Fund's net assets)

(3)  Middleby Corp (1.1% of the Fund's net assets)

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

MARKET OUTLOOK

Much to the consternation of many market pundits, Smaller stocks in general and Smaller Growth stocks in particular "shellacked" Large Caps in 2010 and continued to lead, albeit less so, as the year closed. This naturally brings the question of their outlook from here? While possibly not outdistancing Large Caps in the short term, since their relative valuations are now in a stretched range vis-a-vis Large and complacency is quite high, we believe Smaller stocks nevertheless can produce ample competitive returns for the following reasons:
Smaller Growth company earnings should continue relatively stronger than for Larger companies; their balance sheets and access to capital in the case of good Small companies are often as strong as Large; their capital investment opportunities are frequently more exciting; M&A activity continues to mount and should be more prominent among Smaller Caps; Emerging Market revenue exposure for Smaller companies is often better than commonly supposed and expands as technology expands, which it is; plus many more differentiated businesses, with more focused intellectual property, and more unique niche opportunities can be found in the Smaller Cap universe. All of this speaks to the greater stock selection opportunity among Smaller Caps - with several thousand stocks to choose from in contrast to several hundred more-efficient Large Caps - and the greater value-added that can be generated by creative research. Besides, against a gradually improving economic outlook, their absolute valuations are not extreme. Small Caps appear to have run a bit ahead of themselves momentarily as the "risk trade" unfolded, but we believe maintaining faith in them as an asset class should prove rewarding in 2011.

Within this view, those companies that can differentiate themselves with more vigorous growth deserve - and are likely to continue to be accorded - premium valuations. Still, generally speaking, greater research acuity and selectivity in Small Cap portfolios likely will be required in 2011. That should be right up Kalmar's alley.

PORTFOLIO POSITIONING AND OPPORTUNITIES FOR OUR GROWTH INVESTMENT STYLE

In that regard, we continue to hone our "Growth-with-Value" investment strategy, as always searching for higher quality growth companies that are potentially entering a "sweet spot" of business value creation and which we can buy inefficiently valued, based on a perceptual research advantage. On the sell side, we continue to harvest those approaching our price targets or which are not generating the growth we expect or where the reward to risk has deteriorated.

In an economy where overall growth is slow, we continue to place special emphasis on seeking out and owning companies with greater control over their own future top line growth and, importantly, with internal initiatives that can help to improve revenues, margins, and earnings. Such growth drivers can operate more independent of the macro-economy, while their positive earnings impact can be more predictable. The Fund contains a blend of differentiated cyclical growth companies, true secular growth businesses available at appealing valuations, and growth "special situations" with opportunities to increase their enterprise value for some special set of reasons independent of the vagaries of the Big Picture. We like the benefits of this portfolio mix because it provides greater opportunity to prosper against a range of economic outcomes - including the slow growth environment that appears likely to confront us for some time. We believe additional performance potential also comes from Kalmar's focus on owning companies with upside earning power significantly greater than generally perceived. This in effect creates the opportunity for

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

fundamental positive surprise and inefficiency in valuation for both the individual stock and collectively for the overall portfolio. As always, we rely on the better business quality of our holdings, the value offered by their products, and their inefficiency of market valuation, combined with an effective sell discipline and sensible diversification within our portfolio as our primary risk control features.

ORGANIZATIONAL DEVELOPMENTS

We are happy to report that one more of our colleagues has been given the opportunity to become a partner in Kalmar, bringing that number to fourteen out of our total staff of twenty-three and ranging from our investment team to our important support groups. In addition, two existing partners have been offered the opportunity to purchase additional ownership in the firm. We believe there is nothing like having "real skin in the game" to both maintain high motivation as well as to keep one's interest fully aligned with clients.

Throughout the challenges of recent years, we focused significant effort and resources on improving Kalmar's research and management capabilities as well as the execution of our investment strategy. We made personnel changes in the investment team that have proven to be materially additive to the skill and functioning of our investment process. Simultaneously, the investment team refined its own standards while remaining focused on what makes the Kalmar Fund special - namely that we bring deep research insights to each portfolio decision and seek to have a genuine research advantage in every stock we own. So we believe what Kalmar offers you today is:

     - A potent boutique firm, fielding the best, most productive investment team in its history.

     - A highly motivated, cohesive organization from top to bottom and across all of its functional areas.

     - A firm that has surpassed its previous high water mark in assets under management despite institutional asset allocation away from Small Cap domestic stocks.

     - A firm that launched a successful Mid Cap "Growth-with-Value" strategy to provide an even greater growth path for our people, which is vital to retention of talent.

     -    An expanded partner base with "real skin in the game".

     - A firm with upgraded technology support to complement our drive for continuous improvement.

All this, while staying true to our core values and the benefits of our fundamentally advantageous "Growth-with-Value" investment philosophy. For twenty-nine years, Kalmar has delivered higher reward with lower risk results than our asset class over any reasonable period of time and through an amazing complexity of stock market and economic conditions. Our overriding goal is to harness these strengths for the success of our clients.

This brings our best wishes for a healthy and prosperous New Year.

Yours faithfully,


/s/ Ford B. Draper
-------------------------------------
Ford B. Draper, Jr., President
KALMAR POOLED INVESTMENT TRUST

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

IMPORTANT DISCLOSURES

Kalmar's comments reflect the investment adviser's general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks.

There is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself.

The Kalmar "Growth-with-Value" Small Cap Fund held the position weights referenced as of 12/31/2010.

The Russell 2000(R) Growth Index and the Russell 2000(R) Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments. The Lipper Small Cap Growth Fund Index measures the performance of the 30 largest small capitalization growth equity funds tracked by Lipper, Inc. For comparative purposes, the S&P 500 and NASDAQ Composite indexes are shown. The S&P 500 Index is an unmanaged group of securities generally considered to represent the performance of the large capitalization sector of the U.S. equity securities market. The S&P 500 Index returns reflect reinvestment of dividends but do reflect fees, brokerage commissions, or other expenses of investing. The NASDAQ Composite Index is an unmanaged, broad based index of over 5,000 stocks that consist of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The NASDAQ Composite Index is market-value weighted.

The indices mentioned here-in are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of these indices assumes no taxes, transaction costs, management fees or other expenses.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. CONTACT 800-282-2319 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

Distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia,
                                    PA 19406

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONCLUDED
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

      KALMAR POOLED INVESTMENT TRUST -- "GROWTH-WITH-VALUE" SMALL CAP FUND GROWTH OF $10,000 VS. THE RUSSELL 2000 GROWTH(R) INDEX, THE RUSSELL 2000(R)
                INDEX AND THE LIPPER SMALL CAP GROWTH FUND INDEX

                               (PERFORMANCE GRAPH)

                        TOTAL RETURNS (%) AS OF 12/31/10

                                                            Since
                          1 Year   5 Years*   10 Years*   Inception
                          ------   --------   ---------   ---------
Kalmar Small Cap Fund     34.57%     5.11%      6.20%       8.40%
Russell 2000 Growth(R)    29.09%     5.30%      3.78%       5.32%
Russell 2000(R)           26.86%     4.47%      6.33%       7.53%
Lipper Small Cap Growth   26.08%     3.92%      2.58%       6.64%

*    Annualized

                                    Kalmar
                                  Small Cap   Russell 2000   Russell 2000GR   Lipper Growth
                                  ---------   ------------   --------------   -------------
April 11, 1997 - Inception Date     10000        10000            10000           10000
June                                12040        11530            11655           11756
September                           14880        13246            13627           13728
December                            14635        12802            12511           12562
March                               15746        14090            13997           13981
June                                14891        13433            13193           13470
September                           11825        10727            10243           10256
December                            13513        12476            12664           12683
March                               11750        11799            12452           12270
June                                13513        13634            14288           14019
September                           12787        12772            13585           14273
December                            14324        15128            18122           20440
March                               16247        16200            19804           24100
June                                17176        15587            18344           22810
September                           17689        15760            17615           22450
December                            16573        14671            14057           18754
March                               14500        13717            11920           15215
June                                16701        15677            14062           17751
September                           13451        12417            10114           13308
December                            16573        15036            12760           16322
March                               16766        15635            12510           15034
June                                15883        14329            10546           13917
September                           12993        11262             8277           11202
December                            13835        11956             8898           11813
March                               13387        11419             8553           11372
June                                15883        14094            10619           14028
September                           17483        15373            11730           15251
December                            19859        17606            13218           17102
March                               20732        18708            13956           17712
June                                21081        18796            13969           17688
September                           19672        18259            13129           16496
December                            22403        20833            15109           18948
March                               21544        19720            14078           17966
June                                22126        20572            14568           18718
September                           23304        21537            15488           19624
December                            23580        21781            15737           19959
March                               26134        24817            17297           22397
June                                24051        23570            16692           20899
September                           24108        23674            16399           20420
December                            25035        25782            17837           22085
March                               25898        26284            18278           22836
June                                28087        27444            19501           24509
September                           28534        26595            19504           24861
December                            28209        25378            19094           24222
March                               25186        22866            16644           20660
June                                25960        22999            17389           21175
September                           23323        22744            16174           18933
December                            16833        16804            11735           13899
March                               15635        14291            10592           13040
June                                18511        17247            13068           15726
September                           21646        20572            15152           18223
December                            22475        21369            15780           19186
March                               24079        23261            16981           20532
June                                22641        20953            15415           18591
September                           25518        23318            17393           20930
December                            30246        27108            20370           24190

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 800-463-6670. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's annual gross operating expense, as stated in the current prospectus, is 1.46%. This rate can fluctuate and may differ from the actual expenses incurred for the period covered by this report. The Fund imposes a 2% redemption fee calculated as a percentage of the amount redeemed and is charged only if shares are redeemed within 90 days of purchase.

The Russell 2000 Growth(R) and the Russell 2000(R) indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses.

The Lipper Small Cap Growth Fund Index is calculated using a weighted aggregate composite index formula which is rebased annually. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies.

             KALMAR
             POOLED
         INVESTMENT                                         FUND EXPENSE EXAMPLE
              TRUST                                                  (UNAUDITED)
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended December 31, 2010" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                            KALMAR "GROWTH-WITH-VALUE" SMALL-CAP FUND
                                 ---------------------------------------------------------------
                                     BEGINNING                              EXPENSES PAID DURING
                                   ACCOUNT VALUE     ENDING ACCOUNT VALUE     SIX MONTHS ENDING
                                    JULY 1, 2010       DECEMBER 31, 2010     DECEMBER 31, 2010*
                                 -----------------   --------------------   --------------------
Actual                               $1,000.00               $1,335.90                   $8.77
Hypothetical (5% return before
   expenses)                         $1,000.00               $1,017.60                   $7.61

* Expenses are equal to the Fund's annualized expense ratio of 1.49% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 33.59% for the six-month period of July 1, 2010 to December 31, 2010.

             KALMAR
             POOLED
         INVESTMENT                             PORTFOLIO HOLDINGS SUMMARY TABLE
              TRUST                                            DECEMBER 31, 2010
"GROWTH-WITH-VALUE"                                                  (UNAUDITED)
     SMALL CAP FUND

                                              % of Net
                                                Assets        Value
                                              ---------   ------------
Common Stock:
   Technology .............................      27.7%    $ 87,217,206
   Consumer Discretionary .................      19.4       60,977,305
   Producer Durables ......................      19.2       60,392,959
   Healthcare .............................      12.4       39,105,333
   Materials & Processing .................       8.6       27,196,129
   Energy .................................       6.7       20,952,624
   Financial Services .....................       2.2        6,840,843
   Consumer Staples .......................       1.9        5,988,010
   Securities Lending Collateral ..........      18.8       59,102,314
   Money Market Securities ................       1.9        6,141,516
                                                -----     ------------
Total Investments .........................     118.8      373,914,239
Liabilities In Excess Of Other Assets .....     (18.8)     (59,138,284)
                                                -----     ------------
NET ASSETS -- 100.0% ......................     100.0%    $314,775,955
                                                =====     ============

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                      SCHEDULE OF INVESTMENTS
"GROWTH-WITH-VALUE"                                            DECEMBER 31, 2010
     SMALL CAP FUND

                                                                       Value
                                                         Shares       (Note 2)
                                                       ----------  -------------
COMMON STOCK -- 98.1%
CONSUMER DISCRETIONARY -- 19.4%
   ADVERTISING AGENCIES -- 1.1%
   Constant Contact, Inc. *(a) ......................     106,555  $  3,302,139
                                                                   ------------
   AUTO PARTS -- 2.4%
   Gentex Corp. .....................................     123,055     3,637,506
   LKQ Corp. * ......................................     171,125     3,887,960
                                                                   ------------
                                                                      7,525,466
                                                                   ------------
   COSMETICS -- 1.1%
   Elizabeth Arden, Inc. * ..........................     155,430     3,576,444
                                                                   ------------
   EDUCATIONAL SERVICES -- 2.5%
   American Public Education, Inc. *(a) .............      75,555     2,813,668
   DeVry, Inc. ......................................     101,345     4,862,533
                                                                   ------------
                                                                      7,676,201
                                                                   ------------
   ENTERTAINMENT -- 1.4%
   Imax Corp. *(a) ..................................     157,990     4,431,620
                                                                   ------------
   LEISURE TIME -- 2.1%
   Life Time Fitness, Inc. *(a) .....................     161,000     6,599,390
                                                                   ------------
   RESTAURANTS -- 3.1%
   BJ's Restaurants, Inc. * .........................      80,385     2,848,041
   Bravo Brio Restaurant Group, Inc. *(a) ...........      83,280     1,596,478
   Ruby Tuesday, Inc. * .............................     412,360     5,385,422
                                                                   ------------
                                                                      9,829,941
                                                                   ------------
   SPECIALTY RETAIL -- 5.7%
   DSW, Inc. (A Shares) *(a) ........................     169,350     6,621,585
   Tractor Supply Co. ...............................      77,190     3,742,943

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
"GROWTH-WITH-VALUE"                                            DECEMBER 31, 2010
     SMALL CAP FUND

                                                                       Value
                                                         Shares       (Note 2)
                                                       ----------  -------------
CONSUMER DISCRETIONARY -- (CONTINUED)
   SPECIALTY RETAIL -- (Continued)
   Ulta Salon Cosmetics & Fragrance, Inc. * .........     158,100  $  5,375,400
   Zumiez, Inc. * ...................................      85,455     2,296,176
                                                                   ------------
                                                                     18,036,104
                                                                   ------------
   TOTAL CONSUMER DISCRETIONARY .....................                60,977,305
                                                                   ------------
CONSUMER STAPLES -- 1.9%
   FOODS -- 1.9%
   United Natural Foods, Inc. * .....................     163,250     5,988,010
                                                                   ------------
   TOTAL CONSUMER STAPLES ...........................                 5,988,010
                                                                   ------------
ENERGY -- 6.7%
   ENERGY EQUIPMENT -- 1.0%
   Core Laboratories N.V. (a) .......................      32,920     2,931,526
                                                                   ------------
   OFFSHORE DRILLING & OTHER SERVICES -- 0.9%
   Atwood Oceanics, Inc. *(a) .......................      77,150     2,883,095
                                                                   ------------
   OIL: CRUDE PRODUCERS -- 4.8%
   Brigham Exploration Co. *(a) .....................     148,260     4,038,602
   Niko Resources, Ltd. (Canadian) ..................      36,810     3,819,829
   Rex Energy Corp. *(a) ............................     313,805     4,283,438
   Ultra Petroleum Corp. * ..........................      62,720     2,996,134
                                                                   ------------
                                                                     15,138,003
                                                                   ------------
   TOTAL ENERGY .....................................                20,952,624
                                                                   ------------
FINANCIAL SERVICES -- 2.2%
   DIVERSIFIED FINANCIAL SERVICES -- 0.8%
   Evercore Partners, Inc. (A Shares) ...............      77,045     2,619,530
                                                                   ------------
   FINANCIAL DATA & SYSTEMS -- 1.4%
   Alliance Data Systems Corp. *(a) .................      59,430     4,221,313
                                                                   ------------
   TOTAL FINANCIAL SERVICES .........................                 6,840,843
                                                                   ------------

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
"GROWTH-WITH-VALUE"                                            DECEMBER 31, 2010
     SMALL CAP FUND

                                                                       Value
                                                         Shares       (Note 2)
                                                       ----------  -------------
HEALTHCARE -- 12.4%
   BIOTECHNOLOGY -- 1.6%
   Martek Biosciences Corp. * .......................     162,870  $  5,097,831
                                                                   ------------
   HEALTH CARE: MISCELLANEOUS -- 1.1%
   MedAssets, Inc. * ................................     166,430     3,360,222
                                                                   ------------
   MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 7.4%
   Cooper Companies, Inc. (The) (a) .................     205,330    11,568,292
   Meridian Bioscience, Inc. (a) ....................      93,580     2,167,313
   ResMed, Inc. *(a) ................................     162,510     5,629,346
   Volcano Corp. *(a) ...............................     145,791     3,981,552
                                                                   ------------
                                                                     23,346,503
                                                                   ------------
   MEDICAL EQUIPMENT -- 2.1%
   Luminex Corp. * ..................................     210,580     3,849,402
   SonoSite, Inc. * .................................      84,090     2,657,244
                                                                   ------------
                                                                      6,506,646
                                                                   ------------
   MEDICAL SERVICES -- 0.2%
   eResearch Technology, Inc. * .....................     108,045       794,131
                                                                   ------------
   TOTAL HEALTHCARE .................................                39,105,333
                                                                   ------------
MATERIALS & PROCESSING -- 8.6%
   CHEMICALS: DIVERSIFIED -- 2.9%
   Albemarle Corp. ..................................     163,785     9,135,927
                                                                   ------------
   CHEMICALS: SPECIALTY -- 1.7%
   Polypore International, Inc. * ...................     134,260     5,468,410
                                                                   ------------
   DIVERSIFIED MATERIALS & PROCESSING -- 3.1%
   Belden, Inc. .....................................     134,710     4,960,022
   Rogers Corp. * ...................................     128,600     4,918,950
                                                                   ------------
                                                                      9,878,972
                                                                   ------------

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
"GROWTH-WITH-VALUE"                                            DECEMBER 31, 2010
     SMALL CAP FUND

                                                                       Value
                                                         Shares       (Note 2)
                                                       ----------  -------------
MATERIALS & PROCESSING -- (CONTINUED)
   GOLD -- 0.9%
   San Gold Corp. * .................................     679,435  $  2,712,820
                                                                   ------------
   TOTAL MATERIALS & PROCESSING .....................                27,196,129
                                                                   ------------
PRODUCER DURABLES -- 19.2%
   AIR TRANSPORT -- 0.6%
   Atlas Air Worldwide Holdings, Inc. * .............      35,760     1,996,481
                                                                   ------------
   BACK OFFICE SUPPORT, HR, AND CONSULTING -- 1.0%
   SFN Group, Inc. * ................................     333,435     3,254,326
                                                                   ------------
   COMMERCIAL SERVICES: RENTAL & LEASING -- 1.0%
   Mobile Mini, Inc. * ..............................     159,985     3,150,105
                                                                   ------------
   COMMERCIAL VEHICLES & PARTS -- 1.3%
   Wabash National Corp. * ..........................     348,880     4,134,228
                                                                   ------------
   ENGINEERING & CONTRACTING SERVICES -- 2.4%
   Chicago Bridge & Iron Co. N.V. * .................     231,520     7,617,008
                                                                   ------------
   ENVIRONMENTAL, MAINTENANCE, AND SECURITY
      SERVICES -- 2.2%
   Corrections Corp. of America *(a) ................     146,310     3,666,529
   Healthcare Services Group, Inc. ..................     194,535     3,165,084
                                                                   ------------
                                                                      6,831,613
                                                                   ------------
   FORMS AND BULK PRINTING SERVICES -- 0.4%
   InnerWorkings, Inc. * ............................     207,230     1,357,357
                                                                   ------------
   INTERNATIONAL TRADE AND DIVERSIFIED
      LOGISTICS -- 2.1%
   MSC Industrial Direct Co., Inc. (A Shares) .......     100,470     6,499,404
                                                                   ------------
   MACHINERY: INDUSTRIAL -- 3.6%
   Kennametal, Inc. .................................     128,970     5,089,156
   Middleby Corp. * .................................      41,420     3,496,676
   Tennant Co. ......................................      69,210     2,658,356
                                                                   ------------
                                                                     11,244,188
                                                                   ------------

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
"GROWTH-WITH-VALUE"                                            DECEMBER 31, 2010
     SMALL CAP FUND

                                                                       Value
                                                         Shares       (Note 2)
                                                       ----------  -------------
PRODUCER DURABLES -- (CONTINUED)
   SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 2.0%
   EnerSys, Inc. * ..................................     192,625  $  6,187,115
                                                                   ------------
   SHIPPING -- 1.3%
   UTi Worldwide, Inc. ..............................     191,100     4,051,320
                                                                   ------------
   TRUCKERS -- 1.3%
   Celadon Group, Inc. * ............................     116,885     1,728,729
   Knight Transportation, Inc. ......................     123,215     2,341,085
                                                                   ------------
                                                                      4,069,814
                                                                   ------------
   TOTAL PRODUCER DURABLES ..........................                60,392,959
                                                                   ------------
TECHNOLOGY -- 27.7%
   COMMUNICATIONS TECHNOLOGY -- 3.1%
   Ixia * ...........................................     142,595     2,392,744
   NICE-Systems, Ltd., Sponsored * ..................     131,900     4,603,310
   Polycom, Inc. *(a) ...............................      71,925     2,803,637
                                                                   ------------
                                                                      9,799,691
                                                                   ------------
   COMPUTER SERVICES SOFTWARE & SYSTEMS -- 18.4%
   Acxiom Corp. * ...................................     243,650     4,178,597
   Ariba, Inc. * ....................................     267,180     6,276,058
   Cadence Design Systems, Inc * ....................     414,855     3,426,702
   Concur Technologies, Inc. *(a) ...................      64,710     3,360,390
   DealerTrack Holdings, Inc. * .....................     249,115     4,999,738
   Digital River, Inc. *(a) .........................      58,900     2,027,338
   Micros Systems, Inc. *(a) ........................      81,530     3,575,906
   NetScout Systems, Inc. * .........................     136,500     3,140,865
   NIC, Inc. ........................................     351,722     3,415,221
   Pegasystems, Inc (a) .............................     109,450     4,009,154
   Radiant Systems, Inc * ...........................      68,480     1,340,154
   RightNow Technologies, Inc. * ....................     141,870     3,358,063
   Rovi Corp. *(a) ..................................      73,812     4,577,082

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
"GROWTH-WITH-VALUE"                                            DECEMBER 31, 2010
     SMALL CAP FUND

                                                                       Value
                                                         Shares       (Note 2)
                                                       ----------  -------------
TECHNOLOGY -- (CONTINUED)
   COMPUTER SERVICES SOFTWARE & SYSTEMS --
      (CONTINUED)
   Sapient Corp. ....................................     378,405  $  4,578,701
   Syntel, Inc. .....................................      39,850     1,904,432
   Ultimate Software Group, Inc. * ..................      77,545     3,771,013
                                                                   ------------
                                                                     57,939,414
                                                                   ------------
   COMPUTER TECHNOLOGY -- 0.2%
   Super Micro Computer, Inc. * .....................      59,920       691,477
                                                                   ------------
   PRODUCTION TECHNOLOGY EQUIPMENT -- 2.0%
   ATMI, Inc. * .....................................     152,030     3,031,478
   Teradyne, Inc. *(a) ..............................     226,430     3,179,077
                                                                   ------------
                                                                      6,210,555
                                                                   ------------
   RADIO & TV BROADCASTERS -- 0.4%
   Global Traffic Network, Inc. * ...................     120,030     1,110,277
                                                                   ------------
   SEMICONDUCTORS & COMPONENTS -- 3.6%
   Atmel Corp. * ....................................     504,230     6,212,114
   Diodes, Inc. * ...................................      65,320     1,762,987
   Microsemi Corp. * ................................      77,910     1,784,139
   Power Integrations, Inc. (a) .....................      42,515     1,706,552
                                                                   ------------
                                                                     11,465,792
                                                                   ------------
   TOTAL TECHNOLOGY .................................                87,217,206
                                                                   ------------
   TOTAL COMMON STOCK (COST $192,959,697) ...........               308,670,409
                                                                   ------------
SECURITIES LENDING COLLATERAL -- 18.8%
   Institutional Money Market Trust .................  59,102,314    59,102,314
                                                                   ------------
   Total Securities Lending Collateral
   (Cost $59,102,314) ...............................                59,102,314
                                                                   ------------

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONCLUDED
"GROWTH-WITH-VALUE"                                            DECEMBER 31, 2010
     SMALL CAP FUND

                                                                       Value
                                                         Shares       (Note 2)
                                                       ----------  -------------
MONEY MARKET SECURITIES -- 1.9%
MONEY MARKET FUNDS -- 1.9%
   BlackRock Liquidity Funds TempCash Portfolio .....   3,070,758  $  3,070,758
   BlackRock Liquidity Funds TempFund Portfolio .....   3,070,758     3,070,758
                                                                   ------------
   TOTAL MONEY MARKET SECURITIES (COST $6,141,516) ..                 6,141,516
                                                                   ------------
   TOTAL INVESTMENTS (Cost $258,203,527) -- 118.8% ..               373,914,239
   LIABILITIES IN EXCESS OF OTHER ASSETS --
      (18.8)% .......................................               (59,138,284)
                                                                   ------------
   NET ASSETS -- 100.0% .............................              $314,775,955
                                                                   ============

(a) All or a portion of the security is on loan. See Note 10 in Notes to Financial Statements.

*    Non-income producing security

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          STATEMENT OF ASSETS AND LIABILITIES
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                                                  AS OF DECEMBER
                                                                     31, 2010
                                                                  --------------
ASSETS:
Investment in securities, at fair value*
   (Cost $258,203,527) ........................................   $ 373,914,239
Receivables for:
   Capital shares subscribed ..................................       1,370,562
   Dividends ..................................................          50,990
Other assets ..................................................          70,682
                                                                  -------------
   Total Assets ...............................................     375,406,473
                                                                  -------------
LIABILITIES:
Payables for:
   Securities lending collateral ..............................      59,102,314
   Capital shares redeemed ....................................       1,070,755
   Advisory fee ...............................................         267,573
   Accrued expenses and other liabilities .....................         189,876
                                                                  -------------
   Total Liabilities ..........................................      60,630,518
                                                                  -------------
NET ASSETS ....................................................   $ 314,775,955
                                                                  =============
NET ASSETS CONSISTED OF:
Shares of beneficial interest .................................   $     195,153
Additional paid-in capital ....................................     199,052,135
Accumulated net realized loss on investments and
   foreign currency related transactions ......................        (182,057)
Net unrealized appreciation on investments and
   foreign currency related transactions ......................     115,710,724
                                                                  -------------
NET ASSETS FOR 19,515,303 SHARES OUTSTANDING ..................   $ 314,775,955
                                                                  =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($314,775,955 / 19,515,303 outstanding shares of beneficial
   interest, $0.01 par value, unlimited authorized shares) ....   $       16.13
                                                                  =============

*    Includes market value of securities on loan

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                      STATEMENT OF OPERATIONS
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                                                  FOR THE YEAR
                                                                  ENDED DECEMBER
                                                                    31, 2010
                                                                  --------------
INVESTMENT INCOME:
   Dividends (net of $6,865 foreign taxes withheld) ...........   $  1,244,918
   Securities lending income ..................................         38,288
                                                                  ------------
      Total income ............................................      1,283,206
                                                                  ------------
EXPENSES:
   Advisory fees (Note 5) .....................................      2,643,065
   Transfer agent fees (Note 5) ...............................        570,954
   Accounting and administration fees (Note 5) ................        295,248
   Legal fees .................................................         82,423
   Trustees' fees .............................................         77,104
   Compliance service fees ....................................         68,799
   Printing & shareholder report fees .........................         38,542
   Audit Fees .................................................         36,695
   Registration fees ..........................................         35,504
   Custodian fees (Note 5) ....................................         26,682
   Miscellaneous ..............................................         49,272
                                                                  ------------
      Total expenses ..........................................      3,924,288
                                                                  ------------
NET INVESTMENT LOSS ...........................................     (2,641,082)
                                                                  ------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN
   CURRENCY RELATED TRANSACTIONS
   Net realized gain from investments .........................     17,703,232
   Net realized gain from foreign currency related transactions         17,656
   Net change in unrealized appreciation on investments and
   foreign currency related transactions ......................     67,507,543
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN
   CURRENCY RELATED TRANSACTIONS ..............................     85,228,431
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $ 82,587,349
                                                                  ============

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          STATEMENTS OF CHANGES IN NET ASSETS
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                                                    FOR THE YEAR    FOR THE YEAR
                                                                        ENDED           ENDED
                                                                      DECEMBER        DECEMBER
                                                                      31, 2010        31, 2009
                                                                    -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment loss ..........................................   $  (2,641,082)  $  (2,578,659)
   Net realized gain/(loss) from investments and foreign currency
      related transactions ......................................      17,720,888      (9,670,232)
   Net change in unrealized appreciation on investments and
      foreign currency related transactions .....................      67,507,543      81,974,277
                                                                    -------------   -------------
   Net increase in net assets resulting from operations .........      82,587,349      69,725,386
                                                                    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized capital gains ...................................      (5,323,884)             --
                                                                    -------------   -------------
SHARE TRANSACTIONS (A):
   Proceeds from shares sold ....................................      69,611,782      53,856,577
   Proceeds from shares reinvested ..............................       4,224,859            --
   Redemption fees ..............................................           5,454          17,410
   Cost of shares redeemed ......................................     (89,602,777)    (84,287,630)
                                                                    -------------   -------------
      Net decrease in net assets from share transactions ........     (15,760,682)    (30,413,643)
                                                                    -------------   -------------
   TOTAL INCREASE IN NET ASSETS .................................      61,502,783      39,311,743
NET ASSETS:
   Beginning of Year ............................................     253,273,172     213,961,429
                                                                    -------------   -------------
   End of Year ..................................................   $ 314,775,955   $ 253,273,172
                                                                    =============   =============
   Accumulated net investment loss ..............................   $          --   $          --
                                                                    =============   =============
(A) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
   Shares sold ..................................................       5,085,543       5,498,761
   Shares reinvested ............................................         259,991              --
   Shares redeemed ..............................................      (6,615,736)     (8,152,906)
                                                                    -------------   -------------
   Net decrease in shares .......................................      (1,270,202)     (2,654,145)
   Shares outstanding - Beginning of Year .......................      20,785,505      23,439,650
                                                                    -------------   -------------
   Shares outstanding - End of Year .............................      19,515,303      20,785,505
                                                                    =============   =============

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                         FINANCIAL HIGHLIGHTS
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                               FOR THE YEARS ENDED DECEMBER 31
                                                    ----------------------------------------------------
                                                      2010       2009       2008       2007       2006
                                                    --------   --------   --------   --------   --------
Net asset value at beginning of year ............   $  12.19   $   9.13   $  15.30   $  16.81   $  16.53
                                                    --------   --------   --------   --------   --------
INVESTMENT OPERATIONS
Net investment loss .............................      (0.14)     (0.11)     (0.12)     (0.17)     (0.16)
Net realized and unrealized gain (loss) on
   investments ..................................       4.36       3.17      (6.05)      2.32       1.19
                                                    --------   --------   --------   --------   --------
   Total from investment operations .............       4.22       3.06      (6.17)      2.15       1.03
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS
From net realized gain on investments ...........      (0.28)        --         --      (3.66)     (0.75)
                                                    --------   --------   --------   --------   --------
Total distributions .............................      (0.28)        --         --      (3.66)     (0.75)
                                                    --------   --------   --------   --------   --------
Net asset value at end of year ..................   $  16.13   $  12.19     $ 9.13   $  15.30   $  16.81
                                                    ========   ========   ========   ========   ========
Total return ....................................      34.57%     33.52%    (40.33)%    12.68%      6.17%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses to average net assets ..................       1.48%      1.46%      1.40%      1.34%      1.32%
Net investment loss to average net assets .......      (1.00)%    (1.09)%    (0.94)%    (1.04)%    (0.90)%
Portfolio turnover rate .........................      29.12%     32.14%     33.96%     37.80%     30.81%
Net assets at end of year
(000's omitted) .................................   $314,776   $253,273   $213,961   $360,725   $435,171

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT                                NOTES TO FINANCIAL STATEMENTS
              TRUST                         FOR THE YEAR ENDED DECEMBER 31, 2010
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

1. ORGANIZATION. The Kalmar "Growth-with-Value" Small Cap Fund (the "Fund") is the sole series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund. Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Money market and short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

-    Level 1 -- quoted prices in active markets for identical securities

- Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund's assets carried at fair value:

                                                                            Level 2 -
                                                 Total                        Other        Level 3 -
                                               Value at       Level 1 -    Significant   Significant
                                             December 31,      Quoted       Observable   Unobservable
                                                 2010          Prices         Inputs        Inputs
                                             ------------   ------------   -----------   ------------
Common Stock* ............................   $308,670,409   $308,670,409   $        --        $--
Money Market Securities ..................      6,141,516      6,141,516            --         --
Securities Lending Collateral ............     59,102,314             --    59,102,314         --
                                             ------------   ------------   -----------        ---
   Total .................................   $373,914,239   $314,811,925   $59,102,314        $--
                                             ============   ============   ===========        ===

* Please refer to the Schedule of Investments for industry and security type breakouts.

For the year ended December 31, 2010, the Fund held no securities which measured their fair value using level 3 inputs.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the cur-

             KALMAR
             POOLED
         INVESTMENT
              TRUST                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

rent rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

As of December 31, 2010, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes ...............   $258,385,584
                                                       ------------
Gross tax unrealized appreciation ..................    119,510,448
Gross tax unrealized depreciation ..................     (3,981,793)
                                                       ------------
Net tax unrealized appreciation on investments .....   $115,528,655
                                                       ============

The temporary difference in book and tax cost is due to wash sale loss deferrals.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases .........   $ 74,428,322
Sales .............    103,121,215

4. REDEMPTION FEES. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 90 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.

5. INVESTMENT ADVISER AND OTHER SERVICES. The Fund employs Kalmar Investment Advisers (the "Adviser") as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average daily net assets. For the year ended December 31, 2010, investment advisory fees were $2,643,065.

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), formerly known as PNC Global Investment Servicing (U.S.) Inc., serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust.

BNY Mellon Distributors Inc., formerly PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust. BNY Mellon serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

PFPC Trust Company, a member of the Bank of New York Mellon, Corp., serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

Those Trustees who are not "interested persons" of the Fund receive an annual retainer of $10,000, meeting fees of $1,500 and committee meeting fees of $1,000. The aggregate renumeration paid to the Trustees by the Fund during the fiscal year ended December 31, 2010 was $76,000. Trustees of the Fund who are officers or employees of the Adviser are paid by the Adviser and not the Fund. Certain employees of BNY Mellon are Officers of the Fund. They are not compensated by the Fund. The Chief Compliance Officer ("CCO") is an employee of the Adviser. The Fund is responsible for reimbursing the Adviser for a portion of her salary allocated to her duties as the CCO of the Fund.

6. DISTRIBUTIONS TO SHAREHOLDERS. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the last two fiscal years was as follows:

                                      DECEMBER 31, 2010   DECEMBER 31, 2009
                                      -----------------   -----------------
Distributions paid from:
   Ordinary income ................       $       --             $--
   Long-term capital gains ........        5,323,884              --
                                          ----------             ---
                                          $5,323,884             $--
                                          ==========             ===

             KALMAR
             POOLED
         INVESTMENT
              TRUST                   NOTES TO FINANCIAL STATEMENTS -- CONCLUDED
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

7. RECLASSIFICATION IN THE CAPITAL ACCOUNTS. The following permanent difference is primarily attributable to a net operating loss and foreign currency gains/(losses) and has been reclassified to the accounts in the chart below as of December 31, 2010.

                  UNDISTRIBUTED NET      ACCUMULATED
PAID-IN CAPITAL   INVESTMENT LOSS     NET REALIZED LOSS
---------------   -----------------   -----------------
$(2,623,468)         $2,641,082           $(17,614)

8. COMPONENTS OF DISTRIBUTABLE EARNINGS. As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED     UNDISTRIBUTED    UNREALIZED
ORDINARY INCOME   LONG-TERM GAINS   APPRECIATION
---------------   ---------------   ------------
     $--               $--          $115,528,667

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards to offset capital gains in the amount of $12,420,456.

9. CONTRACTUAL OBLIGATIONS. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. SECURITIES LENDING. The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. As of December 31, 2010, the market value of the securities on loan and collateral are $56,642,416 and $59,102,314, respectively.

11. NEW ACCOUNTING PRONOUNCEMENT. In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

12. SUBSEQUENT EVENTS. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

             KALMAR
             POOLED
         INVESTMENT
              TRUST      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
KALMAR POOLED INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Kalmar "Growth-with-Value" Small Cap Fund (the "Fund") (the sole portfolio of Kalmar Pooled Investment Trust) (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kalmar "Growth-with-Value" Small Cap Fund (the sole portfolio of Kalmar Pooled Investment Trust) as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 22, 2011

             KALMAR
             POOLED
         INVESTMENT                                              FUND MANAGEMENT
              TRUST                                                  (UNAUDITED)
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information contains additional information about the Trustees and is available without charge, upon request, by calling
(800) 463-6670. The address of each Trustee and Officer as it relates to the Trust's business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

                                                                                     NUMBER OF
                                    TERM OF                                        PORTFOLIOS IN
                                   OFFICE AND                                       FUND COMPLEX         OTHER TRUSTEESHIPS
        NAME, DOB AND              LENGTH OF          PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS / HELD BY
   POSITION(S) WITH TRUST        TIME SERVED(1)         DURING PAST 5 YEARS           TRUSTEE         TRUSTEE FOR PAST 5 YEARS
-----------------------------   ---------------   ------------------------------   -------------   ------------------------------
                                                       DISINTERESTED TRUSTEES

Wendell Fenton                    Since 1997      Retired since 2009; formerly,          1         None.
Date of Birth: May 1939                           Partner, Richards, Layton &
Trustee                                           Finger (law firm) from 1971 to
                                                  2009.

Nicholas A. Giordano              Since 2000      Consultant, financial services         1         Trustee, WT Mutual Fund (12
Date of  Birth: March 1943                        organizations since 1997.                        portfolios) (a registered
Trustee                                                                                            investment company);
                                                                                                   Director, Independence Blue
                                                                                                   Cross; Director, Intricon
                                                                                                   Corp. (producer of medical
                                                                                                   devices); and Director, The
                                                                                                   RBB Fund, Inc. (19
                                                                                                   portfolios), (a registered
                                                                                                   investment company).

David M. Reese, Jr.               Since 1997      Semi-retired since 1996.               1         None.
Date of Birth: July 1935
Trustee

David D. Wakefield                Since 1997      Retired private investor since         1         Formerly, Director, Townsend's
Date of Birth: October 1930                       1997.                                            Inc. (food products and ser-
Trustee                                                                                            vices).

                                                         INTERESTED TRUSTEE

Ford B. Draper, Jr.(2)            Since 1997      Founder, President, Director,          1         None.
Date of Birth: May 1942                           and Chief Investment Officer
Trustee, Chairman, President,                     of Kalmar Investments Inc.
Principal Executive Officer                       since 1982; President, Kalmar
                                                  Investment Advisers since
                                                  1997.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                 FUND MANAGEMENT -- CONCLUDED
"GROWTH-WITH-VALUE"                                                  (UNAUDITED)
     SMALL CAP FUND

                                                                                     NUMBER OF
                                    TERM OF                                        PORTFOLIOS IN
                                   OFFICE AND                                       FUND COMPLEX         OTHER TRUSTEESHIPS
        NAME, DOB AND              LENGTH OF          PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS / HELD BY
   POSITION(S) WITH TRUST        TIME SERVED(1)         DURING PAST 5 YEARS           TRUSTEE         TRUSTEE FOR PAST 5 YEARS
-----------------------------   ---------------   ------------------------------   -------------   ------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES

Ford B. Draper, III (3)           Since 2000      Managing Director, Trading and   N/A             N/A
Date of Birth: November 1966                      Client Services, Kalmar
Vice President                                    Investments Inc. since 1991
                                                  and Kalmar Investment Advisers
                                                  since 1997.

Verna Knowles                     Since 1998      Administration Director and      N/A             N/A
Date of Birth: November 1945                      Treasurer, Kalmar Investments
Treasurer and Chief Financial                     Inc. since 1998; Trustee and
Officer                                           Treasurer, Kalmar Investment
                                                  Advisers since 1997; President
                                                  and Director, Books and
                                                  Balances Ltd. (accounting
                                                  services) since 1988.

Marjorie L. McMenamin             Since 1998      Operations Director, Kalmar      N/A             N/A
Date of Birth: August 1949                        Investments Inc. since 1992;
Secretary                                         Operations Director, Kalmar
                                                  Investment Advisers since
                                                  1997.

Kimberly R. Portmann              Since 2004      Chief Compliance Officer,        N/A             N/A
Date of Birth: January 1967                       Kalmar Investments Inc. and
Chief Compliance Officer                          Kalmar Investment Advisers
                                                  since 2004.

Diane J. Drake                    Since 2005      Managing Director and Senior     N/A             N/A
Date of Birth: July 1967                          Counsel, BNY Mellon Investment
Assistant Secretary                               Servicing (US) Inc. ("BNY
                                                  Mellon") (formerly PNC Global
                                                  Investment Servicing (U.S.)
                                                  Inc.) since 2008; Vice
                                                  President and Associate
                                                  Counsel, PNC from 2003-2007.

James G. Shaw                     Since 2005      Director and Vice President,     N/A             N/A
Date of Birth: October 1960                       BNY Mellon Investment
Assistant Treasurer                               Servicing (US) Inc. ("BNY
                                                  Mellon") (formerly PNC Global
                                                  Investment Servicing (U.S.)
                                                  Inc.) since 2005; Vice
                                                  President, PNC from 1995-2005.

(1) Each Trustee and Officer serves for an indefinite term, until his or her successor is elected.

(2) Mr. Ford B. Draper, Jr. is an "interested" Trustee, as defined in the 1940 Act by reason of his affiliation with Kalmar Investment Advisers, the Trust's investment adviser.

(3)  Mr. Ford B. Draper, III is the son of Ford B. Draper, Jr.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                    OTHER MATTERS (UNAUDITED)
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

1. PROXY VOTING POLICIES AND PROCEDURES. Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2009 to June 30, 2010 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser's website, www.kalmarinvestments.com, or by accessing the SEC's website at www.sec.gov.

2. QUARTERLY PORTFOLIO SCHEDULES. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC's website www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT. At the meeting held on November 9, 2010, the Board of Trustees of Kalmar Pooled Investment Trust, including a majority of those Trustees who are not "interested persons" as such term is defined in the Investment Company Act of 1940 ("Independent Trustees"), unanimously approved the continuation of the investment management agreement (the "Agreement") for an additional one year period. At the direction of the Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information prior to the meeting from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients, (vi) the size and qualifications of the Adviser's portfolio management staff, (vii) a description of the investment decision-making process, sources of information and investment strategies,
(viii) investment performance, (ix) brokerage selection procedures (including soft dollar arrangements), (x) compliance with the Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Adviser's proxy voting policies, and
(xii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.

The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with advisory contract approvals. In addition to the information provided by the Adviser as described above, the Trustees considered all other factors they believed to be relevant to evaluating the Agreement. The Board also considered and weighed its accumulated experience in governing the Fund and working with Kalmar on matters relating to the Fund, and was assisted in its deliberations by the advice of the Fund's legal counsel.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser's Form ADV, the size of the Adviser's staff performing services for the Fund and their qualifications and considered the Adviser's investment philosophy for the Fund. Based on the information provided and the Board's previous experience with the Adviser, the Board concluded that the nature and extent of services provided by the Adviser were appropriate and that the quality of these services was consistent with the industry norms and that the Fund was expected to benefit from the continued provision of the Adviser's services.

The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. The Trustees reviewed the Fund's performance for the one year, three year, five year and ten year periods, each ended September 30, 2010, and compared the Fund's performance against the Russell 2000 Growth Index, the Russell 2000 Index, the Lipper Small Cap Growth Fund Index (the "Lipper Index") and the S&P 500 Index for the same periods. The Trustees noted that: (i) for the one year period, the Fund's performance exceeded the performance of the indices listed above; (ii) for the three year period, the Fund's performance also exceeded the indices listed; (iii) for the five year period, the Fund's performance exceeded the performance of the Russell 2000 Index and the Lipper Index but trailed the Russell 2000 Growth Index and the S&P 500 Index; and (iv) for the ten year period, the Fund's performance exceeded the performance of the Russell 2000 Growth Index, Lipper Index and the S&P 500 Index but trailed the Russell 2000 Index. The Board also reviewed the performance of the Fund relative to a peer group of fourteen other small cap funds selected by the investment adviser and noted that the Fund's performance was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies. The Board also noted that it reviews and evaluates the investment performance of the Fund on an ongoing basis throughout the year.

The Board also reviewed information on the Fund's advisory fee and expense ratio in comparison to a peer group of fourteen other small cap funds. This information showed that the Adviser's fee and the Fund's overall expense ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual fund's total expense ratio. The Trustees also considered the fees the Adviser charges to separate accounts that it manages. The Trustees noted that the fees charged to the Fund are similar to the fees charged to the Adviser's separate accounts although the Fund's operations are more complicated and the Fund has additional compliance obligations. The Trustees also noted that, unlike the separate accounts, the Adviser needs to manage the Fund for daily liquidity and for various IRS and other compliance tests. The Board concluded that the Adviser's fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund's investment performance.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

The Board also considered the costs of the services provided by the Adviser and the profits realized by the Adviser from its relationship with the Fund. The Board reviewed the Adviser's cost allocation methodology as well as the Adviser's balance sheet and schedule of revenue, expenses and operating income. Based on this information, the Board concluded that the profits realized by the Adviser were reasonable after considering the entrepreneurial and business risks incurred by the Adviser and the costs of providing investment advisory services to the Fund. In addition, the Board considered the extent to which economies of scale may be realized as the Fund grows and whether the Fund's current advisory breakpoint levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of the Fund's shareholder should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels. In addition, the Trustees also considered the Adviser's efforts to grow the Fund's assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

After consideration of all the factors, taking into consideration the information presented at the meeting and previous meetings of the Board and deliberating in executive session, the entire Board, including the Independent Trustees, approved the Fund's advisory agreement with the Adviser for an additional one-year period ending November 30, 2011. In arriving at their decision the Trustees did not identify any single matter as controlling the Board's analysis, but made their determination in light of all the circumstances.

                         KALMAR POOLED INVESTMENT TRUST

                                 PRIVACY POLICY

Kalmar and our employees recognize the importance of protecting the privacy and confidentiality of your nonpublic personal information. To help you better understand how your personal information is protected at Kalmar we are providing you with the following statement describing our practices and policies regarding the collection, use, retention, and security of nonpublic information. In the event you terminate your client relationship with us, or temporarily become inactive, we will continue to adhere to the policies and practices described in this notice.

                             INFORMATION WE COLLECT

We collect nonpublic personal information about you (and our other clients) from the following sources:

     - Information we receive from you on contracts, fund applications or other forms;

     -    Information about your transactions with us, our affiliates or others;
          and

     - Information we receive from you through conversations on the telephone or in person and written or E-mail correspondence.

                             INFORMATION WE DISCLOSE

We do not disclose information about you, or our former clients, to third parties except on the limited basis necessary to help manage your affairs confidentially, and importantly on the limited basis permitted or required by law. As an example, we may provide information about you to third parties such as your custodian or accountant to assist us in servicing your account and to send transaction confirmations, quarterly and annual reports, and tax forms to you.

                             OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic, and procedural safeguards that comply with all applicable laws in order to protect your nonpublic personal information. We also restrict access to your non-public personal and account information to those employees who need to know that information to provide products or services to you. In addition, reasonable measures are taken to ensure for the proper disposal of any personal and account information in accordance with Securities and Exchange Commission Regulation S-P.

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                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                               BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                       (WEBSITE) WWW.KALMARINVESTMENTS.COM

                                   DISTRIBUTOR
                          BNY MELLON DISTRIBUTORS INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                              SHAREHOLDER SERVICES
                    BNY MELLON INVESTMENT SERVICING (US) INC.
                                  P.O. BOX 9831
                              PROVIDENCE, RI 02940

                                    CUSTODIAN
                               PFPC TRUST COMPANY
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                          PHILADELPHIA, PA 19103-2799

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               1700 MARKET STREET
                             PHILADELPHIA, PA 19103

                         KALMAR POOLED INVESTMENT TRUST
                    BNY MELLON INVESTMENT SERVICING (US) INC.
                                 P.O. BOX 9831
                              PROVIDENCE, RI 02940
                      (WEBSITE) WWW.KALMARINVESTMENTS.COM

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Nicholas A. Giordano and David D. Wakefield) are "independent," as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,100 for 2009 and $31,600 for 2010.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,800 for 2009 and $6,000 for 2010. The fees billed were for review by the principal accountant of the registrant's Federal and State tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pursuant to its charter, the Registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant's principal accountant to Kalmar Investment Advisers.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) N/A

               (c) 100%

               (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Kalmar Pooled Investment Trust


By (Signature and Title)* /s/ Ford B. Draper, Jr.
                          --------------------------------------------
                          Ford B. Draper, Jr., Chief Executive Officer
                          (principal executive officer)

Date March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Ford B. Draper, Jr.
                          --------------------------------------------
                          Ford B. Draper, Jr., Chief Executive Officer
                          (principal executive officer)

Date March 2, 2011


By (Signature and Title)* /s/ Verna E. Knowles
                          --------------------------------------------
                          Verna E. Knowles, Chief Financial Officer
                          (principal financial officer)

Date March 2, 2011

* Print the name and title of each signing officer under his or her signature.